CONFORMED 1.








                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   March 29, 1999


                            HSBC AMERICAS, INC.
            (Exact name of registrant as specified in charter)


DELAWARE                      I-2940         22-1093160
(State or other juris-        (Commission    (IRS Employer
diction of incorporation)     File Number)   Identification No.)


ONE HSBC CENTER, BUFFALO, NEW YORK 14203
(Address of principal executive offices)

Registrant's telephone number, including area code:  (716) 841-2424


                         One Marine Midland Center
                         Buffalo, New York 14203
                         (Former former address,
                        if changed since report)





                                                                          2.


Item 5.  Other Events

Effective March 29, 1999, HSBC Americas, Inc. changed the name of its significant subsidiary, Marine Midland Bank, to HSBC Bank USA.

At the same time the address of HSBC Americas, Inc. changed to One HSBC Center, Buffalo, New York 14203.

HSBC Americas, Inc. is an indirect wholly owned subsidiary of HSBC Holdings plc.





                                                                     3.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     HSBC AMERICAS, INC.

                                     (REGISTRANT)



                                     /s/ Gerald A. Ronning

                                     NAME:   GERALD A. RONNING
                                     TITLE:  EXECUTIVE VICE PRESIDENT &
                                             CONTROLLER




Date:  March 29, 1999